Business Combination (Tables)	12 Months Ended
Dec. 31, 2024
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
Schedule of Fair Value Amounts of the Assets Acquired and Liabilities Assumed

The following table summarizes the acquisition-date fair value of the consideration transferred and purchase price allocation for the fair value amounts of the assets acquired and liabilities assumed at the date of acquisition, January 11, 2023:

Total Consideration:

Stock issued:	$3,939,000
Indemnity holdback and stock payable	959,000
Total Consideration	$4,898,000

Accounting of Net Assets Acquired:

Cash	$326,221
Accounts receivable	8,870
Inventories	236,818
Other current assets	6,634
Property and equipment	47,784
Tradename intangible	1,540,000
License intangible	1,850,000
Right of use asset	1,447,903
Accounts payable and accrued liabilities	(571,714)
Lease liability	(1,447,903)
Deferred tax liability	(1,011,576)
Income taxes payable	(29,523)
Total identifiable net assets	2,403,514
Goodwill (1)	2,494,486

Total Net Assets Acquired	$4,898,000

1.	The goodwill arising from the acquisition represents expected synergies, future income and growth, and other intangibles that do not qualify for separate recognition. As part of the Company’s accounting policy for impairment, the Company assessed impairment for goodwill and intangibles as of December 31, 2023, including the assets acquired above. Goodwill related to the acquisition of the Leaf was impaired by $927,000 during the year ended December 31, 2023 and impaired by an additional $1,567,485 during the year ended December 31, 2024, see Note 9.